UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2006

NATIONAL PROPERTY INVESTORS 7

(Exact name of Registrant as specified in its charter)

California	0-13454	13-3230613
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 22, 2006, Apartment Investment and Management Company (“Aimco”) announced the appointment of Scott W. Fordham as senior vice president and chief accounting officer.  Mr. Fordham will also serve as chief accounting officer of the Partnership’s general partner (the “Managing General Partner”), an affiliate of Aimco.  Mr. Fordham will join Aimco as senior vice president not later than January 8, 2007, and will report to Thomas M. Herzog, Executive Vice President and Chief Financial Officer.

Robert Y. Walker, IV, the current chief accounting officer of Aimco and the Managing General Partner will become the chief financial officer for conventional property operations, in a dual reporting relationship to Jeff Adler, Executive Vice President – Conventional Property Operations and to Mr. Herzog.  Until Mr. Fordham’s start date, Mr. Walker will continue to serve as chief accounting officer of Aimco and the Managing General Partner.  Mr. Walker has served as chief accounting officer of Aimco and the Managing General Partner since August 2005, and was promoted from senior vice president to executive vice president in July 2006.

Mr. Fordham, 38, is a certified public accountant.  From January 2006 to the present, Mr. Fordham has served as vice president and chief accounting officer of Brandywine Realty Trust.  Prior to the merger of Prentiss Properties Trust with Brandywine Realty Trust, Mr. Fordham served as senior vice president and chief accounting officer of Prentiss Properties Trust and was in charge of the corporate accounting and financial reporting groups.  Prior to joining Prentiss Properties Trust in 1992, Mr. Fordham worked in public accounting with PricewaterhouseCoopers LLP.  None of the companies where Mr. Fordham has worked in the previous five years is a parent, subsidiary or other affiliate of the Partnership or its Managing General Partner.  Mr. Fordham has no family relationship with any director, executive officer, or any person nominated or chosen by the Partnership or its Managing General Partner to become a director or executive officer of the Partnership or its Managing General Partner.

Except for Mr. Fordham’s currently proposed employment arrangements with Aimco, since January 1, 2005, there have not been any transactions, nor are there any currently proposed transactions, to which the Partnership or its Managing General Partner or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Fordham had, or will have, a direct or indirect material interest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PROPERTY INVESTORS 7

By:

NPI Equity Investments, Inc.

Managing General Partner

By:

/s/Martha L. Long

Martha L. Long

Senior Vice President

Date:

September 26, 2006